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                                                                EXHIBIT 10.28(b)
                           ALBERTA TREASURY BRANCHES


                                                   Sunridge Professional Centre
                                                   5 - 2681  36th St NE
                                                   Calgary, AB   T1Y 5S3

                                                   Ph:  (403) 974-5242
                                                   Fax: (403) 974-5274

February 6, 1998


Venture Seismic Ltd.
3110  80th Ave SE
Calgary  AB   T2G 1J3


Dear Sirs:

We have completed a review of your credit facilities described in our letter to you dated August 22, 1996 as amended by letter dated February 12, 1997. We are pleased to continue those credit facilities on the same terms subject to amendments in the Schedule of Changes attached. All securities we presently hold will continue in full force and effect.

If this renewal offer is acceptable please return the enclosed duplicate of this letter, along with the schedule of changes, signed as indicated below, by 4:00 pm on or before FEBRUARY 20, 1998 or our offer will automatically expire. As well, please initial each page where indicated.

We look forward to our continued business relationship.


                            Yours truly,

                            /s/:   Kevin R. Scott
                            Kevin R. Scott
                            Accounts Manager



/dsd

                                                                       INITIALS
                                                               /s/GW     /s/KRS



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                                                               Borrower     ATB

Page 1
February 6, 1998
Venture Seismic Ltd.


                              SCHEDULE OF CHANGES

Attached to letters dated August 22, 1996 and February 12, 1997.

Terms used or defined in the Outline of Credit will have the same meaning when used here.

1. RENEWAL OF REVOLVING LINE OF CREDIT:

     $1,700,000.00   (maximum)

     - this line of credit is subject to periodic (and at least annual) review. Next scheduled review date is January 31, 1999.

2. RENEWAL OF ELECTRONIC FUND TRANSFER:

     $50,000.00  (payroll authorization limit)

     - this loan is subject to periodic (and at least annual) review. Next scheduled review date is January 31, 1999.

3. ADDITIONAL NEGATIVE COVENANTS:

     Borrower will not, without prior written consent of Lender breach the following restrictions:

     -    debt to equity ratio not to exceed 2:1.

     -    working capital ratio not to be less than 1:1.

     -    minimum shareholders equity of $6,500,000 U.S.

     -    maintain a debt service coverage ratio of 1.25:1.

4. FINANCIAL REPORTING:

     Borrower to provide by the 20th day following each month end:

     a) an aged list of accounts receivable;

     b) an aged list of trade accounts payable;

     c) in-house statements of profit and loss/assets and liabilities.



                                                                        INITIALS
                                                                 /s/GW    /s/KRS



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                                                               Borrower      ATB


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February 6, 1998
Venture Seismic Ltd.


Accepted:       April 28, 1998

VENTURE SEISMIC LTD.


Per: /s/ Brian Kozun
     ---------------------------
     President & CEO,   Director



Per: /s/ Greg Wiebe
     ---------------------------
     VP Finance & CFO


                                                                        INITIALS
                                                                 /s/GW    /s/KRS
                                                                Borrower     ATB




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Page 1
August 22, 1996
Venture Seismic Ltd.


OUTLINE OF CREDIT

LENDER:     Province of Alberta Treasury Branches

BORROWER:   Venture Seismic Ltd.

GUARANTOR:  Brian Kozun


DETAILS OF  CREDIT  FACILITIES:

1.   $1,200,000 - existing


- renew revolving line of credit for general operating expenses. Letters of Guarantee and Letters of Credit can be issued and contained within Line of Credit.

- interest calculated on daily outstanding principal at 0.75% above Prime will be payable on the last day of each month.

-    principal advances and repayments to be in the minimum sum of $75,000.

-    advances will be limited to the least of:

-    the maximum principal of line of credit, and

-    the excess in value of current assets over current liabilities

- 70% of the Manager's value of unencumbered accounts receivables under 90 days

-    positive liquidity position to apply,

in each case approved by Lender.

- if advances exceed the maximum amount of credit available as established by the above formula, Lender may treat the excess as an overdraft. The Lender's overdraft interest rate in effect will be charged on the full amount of the excess.

- this line of credit is subject to periodic (and at least (annual) review. Next scheduled review date is January 31, 1997.

- this line of credit will expire and all outstanding amounts under it will be payable in full on demand by Lender.


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Page 2
August 22, 1996
Venture Seismic Ltd.


SECURITY DOCUMENTS:

Security Held:

1. Assignment of Life Insurance on Brian Kozun in the amount of $1,000,000., registered at Personal Property Registry. (To be replaced with Assignment in the amount of $500,000).

2. General Security Agreement covering all present and after acquired personal property and proceeds including assignment of accounts, inventory and equipment.

3. Financing Statement registered at Personal Property Registry covering General Security Agreement listed on item #2 above.

4. Solicitor prepared Priority Agreement signed by Alberta Treasury Branches and Roynat Inc. regarding Alberta Treasury Branches priority over Accounts Receivable and Inventory.

5. General Assignment of Bookdebts given by the Borrower and registered in Saskatchewan, Manitoba and British Columbia.

6.   Solicitor-prepared Loan Agreement.

7.   Revolving line of credit agreement and related promissory note.

8.   Authority to Debit Account.

9. Fire and extended coverage insurance policy for the full insurable value of Borrower's assets, with loss payable to Lender as its interest warrants, containing acceptable mortgage clause.

10. Such supporting resolutions, certificates, opinions and the like as Lender may require.

Security To Be Taken:

1. Revolving Loan Agreement and related promissory note to reflect a reduced interest rate from 1.00% to 0.75%.

2.   Assignment of Life Insurance Policy in the amount of $500,000.

3.   Agreement, RE: Assignment of Life Insurance Policy.

4. Such supporting resolutions, certificates, opinions and the like as Lender may require.


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Page 3
August 22, 1996
Venture Seismic Ltd.



FEES:

1. any amount in excess of established credit facilities will be subject to a FEE of 1% of such excess for each minimum 30 day period.

2. for monthly reports not received within 20 days of month-end, the borrower will be subject to a fee of $50 for each late reporting occurrence of accounts receivable and payable listings, inventory listings and inhouse financial statements.

3. a late reporting fee of $100 per month or portion thereof for late submission of year-end financial statements after expiry of 120 day grace period may be charged. (Grace period to commence the day following the corporate year-end).


COVENANTS:

(a) Usual positive and negative covenants required by Lender for Credit Facilities of this type, as detailed in Loan Agreement dated August 30, 1994.

(b)  Additional positive covenants such as:

Borrower will provide to Lender as soon as possible and in any event:

within 120 days after the end of each of its fiscal years, audited financial statements and accountants comments prepared by a firm of qualified accountants, and signed by appropriate officers of Borrower, together with Auditors' Management Letter. In conjunction with presentation of the company's year-end audited financial review, Alberta Treasury Branches is to be provided with a copy of its annual operating forecast which is to include "inter alia, a capital expenditure budget".

within - 20 days following each monthend, accounts receivable and payable listings, inventory listing, and inhouse financial statements.

(c) Borrower will provide Lender with such information and documentation as Lender may reasonably require from time to time in respect of the collection and payment of GST including, without limitation, information concerning the amount of taxable supplies, GST collected, input tax credits received and GST paid during each quarterend of Borrower's operations.




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Page 4
August 22, 1996
Venture Seismic Ltd.


(d) Borrower will forward to Lender copy of any GST election forms filed with Revenue Canada Taxation.

(e) Borrower will advise Lender of any transfer or exchange of assets with a related party where no funds are exchanged (i.e. nil consideration).

(f) Borrower will not, without the prior written consent of Lender, breach the following restrictions:

     -  Debt to Equity ratio not to exceed 2:1 at fiscal year-end (September 30,
        1996)

     - Working Capital ratio not to be less than 1:1 at fiscal year-end (September 30, 1996)

     - Minimum shareholders equity $9,000,000 (can include postponed shareholders loans, share capital and retained earnings).


CONDITIONS PRECEDENT:

None of the Credit Facilities will be available and the availability of further advances on any of the loans will be curtailed until the following conditions precedent have been satisfied, unless waived by Lender:

(a) Lender has received all Security Documents and all registrations and filings have been completed, in all cases in form and substance satisfactory to Lender;

(b) Borrower has provided all financial statements, appraisals, environmental reports and any other information that Lender may require;

(c) Lender is satisfied as to the value of Borrower's assets and financial condition, and Borrower's ability to carry on business and repay any amount owed to Lender from time to time.

(d)  There is no event of default.


EVENTS OF DEFAULT:

Usual events of default required by Lender for credit facilities of this type, as detailed in Loan Agreement dated August 30, 1994. Such will not limit Lender's right to demand payment at any time as described in "Details of Credit Facilities" above.

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August 22, 1996
Venture Seismic Ltd.


MISCELLANEOUS:

(a) All legal and other costs and expenses incurred by Lender in respect of the Credit Facilities, the Security Documents and other related matters will be paid or reimbursed by Borrower on demand by Lender;

(b) All Security Documents will be prepared by or under the supervision of Lender's solicitors;

(c) Acceptance of this offer will authorize Lender to instruct its solicitors to prepare all necessary Security Documents and proceed with related matters;

(d) Lender, without restriction, may waive the satisfaction, observance or performance of any of the Conditions or Covenants contained in this Outline Of Credit. Except to the extent that such waiver relates to an obligation of a Guarantor, the obligations of Guarantors (if any) will not be diminished, discharged or otherwise affected by or as result of any such waiver.